UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:      May 25, 2011

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement

At its meeting on May 25, 2011, HMEC’s Board of Directors adopted changes in the compensation program for non-employee directors. A current Summary of HMEC Non-Employee Director Compensation, including details of this compensation program, is attached as Exhibit 10.11 and is incorporated by reference herein.

Item 5.07:	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on May 25, 2011 (the “Annual Meeting”). On the record date of March 28, 2011, there were 39,784,429 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. The final results of the matters submitted to a vote of security holders are shown in the table below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Proposal 1 -
Election of Directors:
Mary H. Futrell	34,587,947	1,244,103	8,400	1,091,388
Stephen J. Hasenmiller	35,448,315	383,724	8,411	1,091,388
Peter H. Heckman	35,457,652	374,397	8,401	1,091,388
Ronald J. Helow	35,457,763	374,287	8,400	1,091,388
Gabriel L. Shaheen	34,569,903	1,261,837	8,710	1,091,388
Roger J. Steinbecker	35,447,879	384,160	8,411	1,091,388
Robert Stricker	35,434,609	397,441	8,400	1,091,388
Charles R. Wright	34,570,366	1,261,684	8,400	1,091,388

Proposal 2 -
Ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2011.	36,315,096	600,071	16,671	N.A.

Proposal 3 -
Approval of the advisory resolution on Named Executive Officers’ compensation.	34,507,217	1,290,237	42,996	1,091,388

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

Proposal 4 -
Advisory vote on the frequency of future advisory votes on Named Executive Officers’ compensation	31,157,724	6,534	4,642,251	33,941	1,091,388

N.A. - Not applicable.

Consistent with the Board’s voting recommendation for Proposal 4 and a majority of the votes cast with respect to Proposal 4, the Company’s Board of Directors has determined that the Company will hold an annual shareholder advisory vote on the compensation of the Company’s Named Executive Officers until the next vote on the frequency of shareholder votes on the compensation of the Company’s Named Executive Officers. As required pursuant to Section 14(a) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Company is required to hold votes on frequency at least once every six years.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.

  10.11         Summary of HMEC Non-Employee Director Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
	Name:	Bret A. Conklin
	Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date:  May 27, 2011